EXHIBIT 99.1

                          AGREEMENT DATED JUNE 26, 2001

                        RE: JOINT FILING OF SCHEDULE 13D

                  The undersigned hereby agree that:

                  (i)    each of them is individually eligible to use the
Schedule 13D attached hereto;

                  (ii) the attached Schedule 13D is filed on behalf of each of them; and

                  (iii) each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information therein concerning itself; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless it knows or has reason to believe that such information is inaccurate.

                                       CITIGROUP INC.


                                       By: /s/ JOSEPH B. WOLLARD
                                           -------------------------------------
                                           Name:   Joseph B. Wollard
                                           Title:  Assistant Secretary


                                       CITIGROUP HOLDINGS COMPANY


                                       By: /s/ JOSEPH B. WOLLARD
                                           -------------------------------------
                                           Name:   Joseph B. Wollard
                                           Title:  Assistant Secretary


                                       CITICORP


                                       By: /s/ JOSEPH B. WOLLARD
                                           -------------------------------------
                                           Name:   Joseph B. Wollard
                                           Title:  Assistant Secretary



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                                       CITIBANK, N.A.


                                       By: /s/ JOSEPH B. WOLLARD
                                           -------------------------------------
                                           Name:   Joseph B. Wollard
                                           Title:  Assistant Secretary


                                       CITICORP VENTURE CAPITAL, LTD.


                                       By: /s/ BYRON L. KNIEF
                                           -------------------------------------
                                          Name:  Byron L. Knief
                                          Title: Senior Vice President



                                       CITICORP CAPITAL INVESTORS, LIMITED


                                       By: /s/ BYRON L. KNIEF
                                           -------------------------------------
                                          Name:  Byron L. Knief
                                          Title: President


                                       CITICORP MEZZANINE III, L.P.

                                       By:  Citicorp Capital Investors, Limited,
                                            as its General Partner


                                       By: /s/ BYRON L. KNIEF
                                           -------------------------------------
                                          Name:  Byron L. Knief
                                          Title: President